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TUCKER ANTHONY SUTRO
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281
(212) 225-8000


                                                                  Exhibit 10.34a


                                             August 23, 2000



Kevin J. McKay
General Counsel
Executive Vice President
Tucker Anthony Sutro

RE: RENEWAL/EXTENSION OF EXISTING EMPLOYMENT AGREEMENT

Dear Kevin:

     Effective September 15, 1998, Tucker Anthony Sutro ("TAS") and you entered into an employment agreement terminating on September 15, 2000.

     Tucker Anthony Sutro desires to continue employing you under the terms and conditions of your existing employment agreement and to renew and extend the employment agreement for two years up to and including September 15, 2002.

     Please acknowledge your acceptance of the renewal and extension of your employment agreement by signing below.


                                        /s/ John H. Goldsmith
                                        ---------------------
                                        John H. Goldsmith


Agreed and Approved

/s/ Kevin J. McKay
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Kevin J. McKay